EXHIBIT 99

For Release:  March 15, 2007

Contact: Kenneth D. DenBesten, SVP Finance, Secretary

Phone: (615) 890-9100

NHI reports 2006 year end results

MURFREESBORO, Tenn. -National Health Investors, Inc., (NYSE:NHI) announced net income for the year ended December 31, 2006 of $69,228,000 or $2.50 per common share, basic and $2.49 per common share diluted, compared to net income of $54,408,000 or $1.96 per common share, basic and diluted for 2005. Net income for the year ended December 31, 2006 included income from recoveries of previous writedowns, gains from loan payoffs, gains from asset sales and prepayment penalties totaling $15,688,000 or 57 cents per basic share and 56 cents per diluted share of common stock, compared to income in 2005 from similar items of $6,349,000 or 23 cents per basic and diluted share of common stock.

Funds from operations ("FFO") for the year ended December 31, 2006 was $74,221,000, or $2.68 per basic and $2.67 per diluted share of common stock compared to $63,372,000, or $2.29 per basic and $63,453,000, or $2.28 per diluted share in 2005. Funds from operations for the year ended December 31, 2006 included income from recoveries of previous writedowns, gains from loan payoffs, and prepayment penalties totaling $9,874,000 or 36 cents per basic and diluted share of common stock, compared to income in 2005 from similar items of $3,799,000 or 14 cents per basic and diluted share of common stock.

Net income for the fourth quarter ended December 31, 2006 was $23,449,000 or 85 cents per basic and 84 cents per diluted common share of stock, compared to net income of $12,259,000 or 44 cents per common share, basic and diluted for the same period in 2005.  Net income for the fourth quarter ended December 31, 2006 included income from recoveries of previous writedowns and gains from loan payoffs totaling $9,579,000 or 35 cents per basic and 34 cents per diluted share of common stock, compared to income in 2005 from similar items of $471,000 or two cents per basic and diluted share of common stock.

For the fourth quarter ended December 31, 2006, FFO was $26,193,000 or 95 cents per basic and 94 cents per diluted share of common stock compared to $15,307,000 or 55 cents per basic and $15,322,000 or 55 cents per diluted share for the same period in 2005.  Funds from operations for the fourth quarter ended December 31, 2006 included income from recoveries of previous writedowns and gains from loan payoffs totaling $9,579,000 or 35 cents per basic and 34 cents per diluted share of common stock compared to income in 2005 from similar items of $564,000 or two cents per basic and diluted share of common stock.

National Health Investors, Inc. is a long-term health care real estate investment trust that specializes in the financing of health care real estate by first mortgage and by purchase and leaseback transactions. The common stock of the company trades on the New York Stock Exchange with the symbol NHI. Additional information including NHI's most recent press releases may be obtained on NHI's web site at www.nhinvestors.com

Statements in this press release that are not historical facts are forward-looking statements. NHI cautions investors that any forward-looking statements made involve risks and uncertainties and are not guarantees of future performance. All forward-looking statements represent NHI's judgment as of the date of this release.

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Page 2 NHI’s year end results

Condensed Statements of Income
(in thousands, except share and per share amounts)

	Three Months Ended		Year Ended
	December 31		December 31
	2006	2005	2006	2005
Revenues:
Mortgage interest income	$ 3,735	$ 3,685	$ 14,981	$ 18,226
Rental income	11,718	10,987	46,281	44,005
Facility operating revenues	23,512	21,200	89,462	84,693
	$ 38,965	$ 35,872	$ 150,724	$ 146,924
Expenses:
Interest expense	$ 2,026	$ 2,056	$ 8,131	$ 8,556
Depreciation	3,053	3,127	11,845	12,199
Amortization of loan costs	34	34	135	174
Legal expense	200	203	592	570
Franchise, excise and other taxes	18	235	204	622
General and administrative	1,868	1,106	5,344	4,310
Loan and realty losses (recoveries)	(7,934)	(565)	(7,934)	10,837
Facility operating expenses	20,581	20,110	82,181	79,452
	$ 19,846	$ 26,306	$ 100,498	$ 116,720

Income Before Non-Operating Income	$ 19,119	$ 9,566	$ 50,226	$ 30,204
Non-operating income (investment Interest and other)	4,327	2,500	12,721	22,331
Income From Continuing Operations	$ 23,446	$ 12,066	$ 62,947	$ 52,535

Discontinued Operations
Operating income-discontinued operations	3	193	467	1,100
Net gain on sales of real estate	-	-	5,814	773
	$ 3	$ 193	$ 6,281	$ 1,873

Net income	$ 23,449	$ 12,259	$ 69,228	$ 54,408

Weighted average common shares outstanding:
Basic	27,699,239	27,769,694	27,744,868	27,699,887
Diluted	27,778,612	27,835,147	27,778,764	27,830,886

Earnings per share:
Basic:
Income from continuing operations	$ 0.84	$ 0.43	$ 2.27	$ 1.89
Discontinued operations	0.01	0.01	0.23	0.07
Net income available to common stockholders	0.85	0.44	2.50	1.96

Diluted:
Income from continuing operations	$ 0.83	$ 0.43	$ 2.26	$ 1.89
Discontinued operations	0.01	0.01	0.23	0.07
Net income available to common stockholders	0.84	0.44	2.49	1.96

Funds from operations
Basic	$ 26,193	$ 15,307	$ 74,221	$ 63,372
Diluted	$ 26,193	$ 15,322	$ 74,221	$ 63,453

Funds from opertions per common share
Basic	$ 0.95	$ 0.55	$ 2.68	$ 2.29
Diluted	$ 0.94	$ 0.55	$ 2.67	$ 2.28

Dividends declared per common share	$ 0.93	$ 0.45	$ 2.37	$ 1.80

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Page 3 NHI’s year end results

Balance Sheet Data
(in thousands)
	December 31
	2006	2005
Real estate properties, net	$235,199	$263,129
Morgages receivable, net	99,532	118,800
Preferred stock investment	38,132	38,132
Cash and marketable securities	177,765	152,022
Debt	113,492	117,252
Convertible debt	-	201
Stockholders' equity	431,671	424,968

Reconciliation of Funds From Operations (1)(2)

The following table reconciles net income to funds from operations available to common stockholders:
(in thousands, except share and per share amounts)

	Three Months Ended		Year Ended
	December 31		December 31
	2006	2005	2006	2005
Net income	23,449	12,259	69,228	54,408
Elimination of non-cash items in net income:
Real estate depreciation	2,744	2,844	10,668	11,049
Real estate depreciation in discontinued operations	-	114	139	469
Loss (gain) on sale of real estate	-	90	(5,814)	(2,554)
Basic funds from operations	26,193	15,307	74,221	63,372

Interest on convertible subordinated
debentures	-	15	-	81

Diluted funds from operations	$ 26,193	$ 15,322	$ 74,221	$ 63,453

Basic funds from operations per share	$ 0.95	$ 0.55	$ 2.68	$ 2.29
Diluted funds from operations per share	$ 0.94	$ 0.55	$ 2.67	$ 2.28

Shares for basic funds from operations per share	27,699,239	27,769,694	27,744,868	27,699,887
Shares for diluted funds from operations per share	27,778,612	27,835,147	27,778,764	27,830,886

(1)Management believes that funds from operations (FFO) is an important supplemental measure of operating performance for a real estate investment trust.  Because the historical cost accounting convention used for real estate assets requires straight-line depreciation (except on land), such accounting presentation implies that the value of real estate assets diminishes predictably over time.  Since real estate values instead have historically risen and fallen with market conditions, presentations of operating results for a real estate investment trust that uses historical cost accounting for depreciation could be less informative, and should be supplemented with a measure such as FFO.  The term FFO was designed by the real estate investment trust industry to address this issue.  Our measure may not be comparable to similarly titled measures used by other REITs.  Consequently, our funds from operations may not provide a meaningful measure of our performance as compared to that of other REITs.  Since other REITs may not use our definition of FFO, caution should be exercised when comparing our Company’s FFO to that of other REITs.  Funds from operations in and of itself does not represent cash generated from operating activities in accordance with GAAP (funds from operations does not include changes in operating assets and liabilities) and therefore should not be considered an alternative to net earnings as an indication of operating performance, or to net cash flow from operating activities as determined by GAAP in the United States, as a measure of liquidity and is not necessarily indicative of cash available to fund cash needs.

(2) Our computations above are intended to comply with the SEC’s interpretation that recurring impairments taken on real property may not be added back to net income in the calculation of FFO.  The SEC’s position is that recurring impairments on real property are not an appropriate adjustment.

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Page 4 NHI’s year end results

National Health Investors, Inc. Portfolio Summary December 31, 2006

Portfolio Statistics		Investment
	Properties	Percentage	Investment
Real Estate Properties	90	72%	$ 235,199,000
Mortgages and Notes Receivable	49	28%	90,782,000
Total Real Estate Portfolio	139	100%	$ 325,981,000

Real Estate Properties	Properties	Beds	Investments
Long-Term Care Centers	66	8,555	$ 149,537,000
Assisted Living	14	1,161	59,080,000
Medical Office Buildings	4	124,427 sq.ft.	9,983,000
Retirement Homes	5	534	9,700,000
Hospitals	1	55	6,899,000
Total Real Estate Properties	90		$ 235,199,000

Mortgages and Notes Receivable	Properties	Beds	Investments
Long-Term Care Centers	31	3,377	$ 84,716,000
Retirement Homes	1	60	1,936,000
Developmentally Disabled	17	108	4,130,000
Total Mortgages and Notes Receivable	49		$ 90,782,000
Total Real Estate Portfolio	139		$ 325,981,000

		Percentage of
Summary of Facilities by Type	Properties	Total Dollars	Total Dollars
Long-Term Care Centers	97	71.86%	$ 234,253,000
Assisted Living	14	18.12%	59,080,000
Medical Office Buildings	4	3.06%	9,983,000
Retirement Homes	6	3.57%	11,636,000
Hospitals	1	2.12%	6,899,000
Developmentally Disabled	17	1.27%	4,130,000
Total Real Estate Portfolio	139	100.00%	$ 325,981,000

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Page 5 NHI’s year end results

		Percentage of
Portfolio by Operator Type	Properties	Total Dollars	Total Dollars
Public	62	26.68%	$ 86,981,000
Regional	65	61.82%	201,521,000
Small Operator	12	11.50%	37,479,000
Total Real Estate Portfolio	139	100.00%	$ 325,981,000

National Health Investors, Inc. Summary of Facilities by State December 31, 2006

									Percent
		Acute		Dev.	Asst.	Retire-		Investment	Total
	LTC	Care	MOB	Disab.	Living	Ment	Total	Amount	Portfolio
Florida	12		1	14	4		31	$ 78,285,000	24.02%
Texas	19		2			1	22	73,832,000	22.65%
Tennessee	20			3	3	2	28	29,190,000	8.95%
Virginia	8						8	19,879,000	6.10%
Missouri	8					1	9	18,720,000	5.74%
Arizona	1				4		5	17,953,000	5.51%
New Hampshire	3					1	4	13,932,000	4.27%
New Jersey	0				1		1	12,919,000	3.96%
Kansas	7						7	11,144,000	3.42%
Massachusetts	4						4	10,252,000	3.14%
Georgia	6						6	9,999,000	3.07%
Kentucky	2	1					3	7,925,000	2.43%
South Carolina	3				1		4	7,329,000	2.25%
Idaho	1					1	2	5,183,000	1.59%
Pennsylvania	0				1		1	4,267,000	1.31%
Alabama	2						2	2,063,000	0.63%
Wisconsin	1						1	1,636,000	0.50%
Illinois	0		1				1	1,473,000	0.45%
	97	1	4	17	14	6	139	$ 325,981,000	100.00%